SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              October 14, 1997
              ________________________________________________
              Date of report (Date of earliest event reported)

                           Designer Holdings Ltd.
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          Delaware              1-11707               13-3818542
        ______________    _____________________    __________________
         (State of        (Commission File No.)      (IRS Employer
        Incorporation)                             Identification No.)

                               1385 Broadway
                         New York, New York  10018
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (212) 556-9600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)





          Item 1.   Changes in Control of Registrant.

                    On October 14, 1997, The Warnaco Group, Inc., a Delaware corporation ("Warnaco"), acquired and became the record and beneficial owner of 16,483,868 shares (representing approximately 51.3% of the shares outstanding) of common stock, par value $0.01 per share ("Company Common Stock"), of Designer Holdings Ltd., a Delaware corporation ("Designer Holdings"), pursuant to a Stock Exchange Agreement, dated as of September 25, 1997 (the "Exchange Agreement"), among Warnaco, New Rio, L.L.C., a Delaware limited liability company ("New Rio"), and the members of New Rio signatory thereto. Pursuant to the Exchange Agreement, Warnaco acquired 16,258,494 shares of Company Common Stock from New Rio and 225,374 shares of Company Common Stock from Covino Denim Partners (a former member of New Rio) in exchange for an aggregate of 5,340,773 shares (representing approximately 9% of the outstanding shares) of Class A common stock, par value $0.01 per share ("Warnaco Common Stock"), of Warnaco (the "Exchange"). In the Exchange, each share of Company Common Stock held by New Rio and Covino Denim Partners was exchanged for 0.324 of a share of Warnaco Common Stock.

                    In accordance with the Exchange Agreement, effective upon the closing of the Exchange, A. Lawrence Fagan and Debra Simon resigned from the Designer Holdings Board, the size of the Designer Holdings Board was increased to seven, and four designees of Warnaco, Linda
          J. Wachner, William S. Finkelstein, Andrew G. Galef and Joseph A. Califano, Jr. (all four being current directors of Warnaco), were elected to the Designer Holdings Board. Immediately following the closing of the Exchange, the new Designer Holdings Board elected Mrs. Wachner as Chairman of the Board of Designer Holdings and appointed each of Mr. Finkelstein and Stanley P. Silverstein as Vice President of Designer Holdings. Merril M. Halpern, Arnold H. Simon and Peter Damon Brown have remained on the Designer Holdings Board as continuing directors.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (c)  Exhibits

          Exhibit No.                        Description

            2.1                         Stock Exchange Agreement,
                                        dated as of September 25,
                                        1997, among The Warnaco
                                        Group, Inc., New Rio,
                                        L.L.C. and each of the
                                        members of New Rio, L.L.C.
                                        signatory thereto
                                        (incorporated by reference
                                        to Exhibit 2.2 to the
                                        Current Report on Form 8-K
                                        filed by Designer Holdings
                                        on October 3, 1997).





                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  October 24, 1997

                                    DESIGNER HOLDINGS LTD.

                                 By: /s/ John J. Jones
                                    Name:  John J. Jones
                                    Title: Vice President, General
                                           Counsel and Secretary







                                 EXHIBIT INDEX

          Exhibit No.         Description

            2.2 Stock Exchange Agreement, dated as of September 25, 1997, among The Warnaco Group, Inc., New Rio, L.L.C. and each of the members of New Rio, L.L.C. signatory thereto (incorporated by reference to
                         Exhibit 2.1 to the Current Report on Form
                         8-K filed by Designer Holdings on October
                         3, 1997).